MERRILL LYNCH
NEW MEXICO
MUNICIPAL
BOND FUND

[FUND LOGO]

STRATEGIC
         Performance

Semi-Annual Report
January 31, 1997

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Mexico
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011               #18035 -- 1/97



Merrill Lynch New Mexico Municipal Bond Fund      January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields, and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, our portfolio strategy reflected a decidedly more optimistic view toward the municipal bond market. We expected that the municipal bond market would continue to experience a strong technical position compared to the US Treasury market, which would therefore result in lower bond municipal interest rates. We continued to concentrate on sustaining an appealing level of tax-exempt income, and we partially restructured the Fund to seek to enhance its total return potential with the acquisition of high-quality securities.

Looking ahead, we expect the municipal bond market to continue to experience volatility within a narrow trading range with interest rates trending lower. Therefore, our investment strategy will continue to stress the purchase of quality current coupon bonds with extended call protection.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Mexico
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM R. BOCK
William R. Bock
Vice President and Portfolio Manager

March 10, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                                  12 Month         3 Month
                                                  1/31/97         10/31/96         1/31/96        % Change        % Change
Class A Shares*                                    $10.49           $10.49          $10.76          -2.51%           0.00%
Class B Shares*                                     10.49            10.49           10.76          -2.51            0.00
Class C Shares*                                     10.49            10.49           10.76          -2.51            0.00
Class D Shares*                                     10.49            10.48           10.76          -2.51           +0.10
Class A Shares -- Total Return*                                                                     +2.71(1)        +1.32(2)
Class B Shares -- Total Return*                                                                     +2.19(3)        +1.19(4)
Class C Shares -- Total Return*                                                                     +2.08(5)        +1.16(6)
Class D Shares -- Total Return*                                                                     +2.61(7)        +1.39(8)
Class A Shares -- Standardized 30-day Yield         4.64%
Class B Shares -- Standardized 30-day Yield         4.33%
Class C Shares -- Standardized 30-day Yield         4.23%
Class D Shares -- Standardized 30-day Yield         4.54%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.550 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.145 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.496 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.485 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.539 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.142 per share ordinary income dividends.





Performance Summary -- Class A Shares
                                                    Net Asset Value          Capital Gains
Period Covered                                Beginning          Ending       Distributed      Dividends Paid*     % Change**
5/6/94 -- 12/31/94                               $10.00           $9.70            --               $0.388           + 0.87%
1995                                               9.70           10.75            --                0.621           +17.65
1996                                              10.75           10.54            --                0.543           + 3.27
1/1/97 -- 1/31/97                                 10.54           10.49            --                0.039           - 0.02
                                                                                              Total $1.591
                                                                              Cumulative total return as of 1/31/97: +22.52%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares
                                                    Net Asset Value          Capital Gains
Period Covered                                Beginning          Ending       Distributed      Dividends Paid*     % Change**
5/6/94 -- 12/31/94                               $10.00           $9.70            --               $0.355           + 0.53%
1995                                               9.70           10.75            --                0.569           +17.06
1996                                              10.75           10.54            --                0.490           + 2.75
1/1/97 -- 1/31/97                                 10.54           10.49            --                0.035           - 0.07
                                                                                              Total $1.449
                                                                              Cumulative total return as of 1/31/97: +20.83%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares
                                                    Net Asset Value          Capital Gains
Period Covered                                Beginning          Ending       Distributed      Dividends Paid*     % Change**
10/21/94 -- 12/31/94                              $9.89           $9.70            --              $0.099            - 0.90%
1995                                               9.70           10.76            --               0.556            +17.02
1996                                              10.76           10.55            --               0.479            + 2.64
1/1/97 -- 1/31/97                                 10.55           10.49            --               0.034            - 0.17
                                                                                             Total $1.168
                                                                              Cumulative total return as of 1/31/97: +18.82%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares
                                                    Net Asset Value          Capital Gains
Period Covered                                Beginning          Ending       Distributed      Dividends Paid*     % Change**
10/21/94 -- 12/31/94                              $9.89           $9.70           --               $0.121            - 0.67%
1995                                               9.70           10.75           --                0.611            +17.53
1996                                              10.75           10.54           --                0.533            + 3.17
1/1/97 -- 1/31/97                                 10.54           10.49           --                0.038            - 0.03
                                                                                             Total $1.303
                                                                              Cumulative total return as of 1/31/97: +20.40%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return


                      % Return Without   % Return With
                        Sales Charge     Sales Charge**
Class A Shares*
Year Ended 12/31/96       +3.27%             -0.86%
Inception (5/6/94)
through 12/31/96          +7.96              +6.31

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                        % Return           % Return
                       Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/96       +2.75%             -1.18%
Inception (5/6/94)
through 12/31/96          +7.41              +6.74

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                         % Return           % Return
                       Without CDSC        With CDSC**
Class C Shares*
Year Ended 12/31/96       +2.64%             +1.66%
Inception (10/21/94)
through 12/31/96          +8.26              +8.26

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                      % Return Without   % Return With
                        Sales Charge     Sales Charge**
Class D Shares*
Year Ended 12/31/96       +3.17%             -0.96%
Inception (10/21/94)
through 12/31/96          +8.84              +6.84

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.




Merrill Lynch New Mexico Municipal Bond Fund                                                                 January 31,1997

SCHEDULE OF INVESTMENTS                                                                                        (in Thousands)

S&P      Moody's  Face                                                                                               Value
Ratings  Ratings  Amount                                    Issue                                                  (Note 1a)

New Mexico -- 93.8%
AAA      Aaa      $1,000    Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A, 6.60%
                            due 7/01/2016 (d)                                                                        $1,081
                            Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series A:
AA       Aa          500    5.75% due 4/01/2016                                                                         503
AA       Aa          500    5.75% due 4/01/2021                                                                         498
NR*      A           500    Carlsbad, New Mexico, Sales Tax Revenue Bonds, 6.30% due 10/01/2010                         516
A1+      NR*         200    Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc. Project), VRDN,
                            3.55% due 2/01/2003 (a)                                                                     200
                            Farmington, New Mexico, PCR, Refunding, Series A:
AAA      Aaa         500    (Public Service Company of New Mexico), 6.375% due 12/15/2022 (d)                           531
BB+      Ba1         500    (Public Service Company of San Juan), 6.30% due 12/01/2016                                  501
A+       A2        1,000    (Southern California Edison Company), 7.20% due 4/01/2021                                 1,093
AAA      Aaa       1,780    Gallup, New Mexico, PCR, Refunding (Plains Electric Generation), 6.65% due 8/15/2017(b)   1,947
AAA      Aaa       1,000    Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds
                            (Evangelical Lutheran Project), 6.45% due 12/01/2017 (e)                                  1,062
AAA      Aaa       1,000    Las Cruces, New Mexico, Revenue Bonds, AMT, 5.50% due 12/01/2015 (b)                        968
A        A2        1,450    Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge Corporation Project), 6.50%
                            due 4/01/2013                                                                             1,528
AAA      Aaa       2,000    Los Alamos County, New Mexico, Utility System Revenue Refunding Bonds, Series A, 6%
                            due 7/01/2015 (e)                                                                         2,065
NR*      A           955    New Mexico Educational Assistance Foundation, Student Loan Revenue Bonds,
                            AMT, First Sub-Series A-2, 6.65% due 11/01/2025                                             971
                            New Mexico Mortgage Finance Authority, Mortgage-Backed Securities (f)(g):
NR*      Aaa         750    Series A, 6.875% due 1/01/2025                                                              808
AAA      NR*         500    Series F, 7% due 1/01/2026                                                                  542
                            New Mexico Mortgage Finance Authority, S/F Mortgage Program, AMT (f):
AAA      NR*         895    Series A (Class D), 6.65% due 7/01/2026                                                     921
AAA      NR*         985    Series H, 6.60% due 7/01/2015                                                             1,019
AA       A1          750    New Mexico State University, Revenue Refunding and Improvement Bonds, 5.75%
                            due 4/01/2016                                                                               752
AAA      Aaa         600    Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series A, 6%
                            due 5/15/2022 (e)                                                                           613
NR*      A           750    San Juan County, New Mexico, Gross Receipts, Gas Tax Revenue Bonds, Series B, 7%
                            due 9/15/2004 (c)                                                                           864
                            University of New Mexico, University Revenue Bonds:
AAA      Aaa       1,000    5.50% due 6/01/2016 (b)                                                                     980
AA       A1          500    Series B, 5.75% due 6/01/2022                                                               486

Puerto Rico-- 4.8%
BBB+     Baa1      1,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                            6.375% due 7/01/2024                                                                      1,048

Total Investments (Cost -- $20,566) -- 98.6%                                                                         21,497

Other Assets Less Liabilities -- 1.4%                                                                                   300
                                                                                                                    -------
Net Assets -- 100.0%                                                                                                $21,797
                                                                                                                    =======

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1997.
(b) MBIA Insured.
(c) Prerefunded.
(d) AMBAC Insured.
(e) FSA Insured.
(f) GNMA/FNMA Insured.
(g) FHA Insured.
 *  Not Rated.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Mexico
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
PCR    Pollution Control Revenue Bonds
S/F    Single-Family
VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:                 Investments, at value (identified cost
                        -- $20,566,250) (Note 1a)                                                    $21,496,909
                        Cash                                                                              59,005
                        Receivables:
                        Interest                                                       $304,927
                        Beneficial interest sold                                         59,750
                        Investment adviser (Note 2)                                       2,489          367,166
                                                                                       --------
                        Deferred organization expenses (Note 1e)                                          31,960
                        Prepaid registration fees and other assets (Note 1e)                              11,206
                                                                                                     -----------
                        Total assets                                                                  21,966,246
                                                                                                     -----------
Liabilities:            Payables:
                        Beneficial interest redeemed                                    105,201
                        Dividends to shareholders (Note 1f)                              17,261
                        Distributor (Note 2)                                              6,994          129,456
                                                                                       --------
                        Accrued expenses and other liabilities                                            39,714
                                                                                                     -----------
                        Total liabilities                                                                169,170
                                                                                                     -----------
Net Assets:             Net assets                                                                   $21,797,076
                                                                                                     ===========
Net Assets              Class A Shares of beneficial interest, $.10 par value,
Consist of:             unlimited number of shares authorized                                            $43,156
                        Class B Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized                                            134,952
                        Class C Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized                                              8,380
                        Class D Shares of beneficial interest, $.10 par value,
                        unlimited number of shares authorized                                             21,315
                        Paid-in capital in excess of par                                              20,749,207
                        Accumulated realized capital losses on investments  -- net                        (4,246)
                        Accumulated distributions in excess of realized capital gains
                        -- net (Note 1f)                                                                 (86,347)
                        Unrealized appreciation on investments -- net                                    930,659
                                                                                                     -----------
                        Net assets                                                                   $21,797,076
                                                                                                     ===========
Net Asset Value:        Class A -- Based on net assets of $4,526,595 and 431,565
                        shares of beneficial interest outstanding                                         $10.49
                                                                                                     ===========
                        Class B -- Based on net assets of $14,155,481
                        and 1,349,517 shares of beneficial interest outstanding                           $10.49
                                                                                                     ===========
                        Class C -- Based on net assets of $879,431 and 83,799 shares
                        of beneficial interest outstanding                                                $10.49
                                                                                                     ===========
                        Class D -- Based on net assets of $2,235,569
                        and 213,152 shares of beneficial interest outstanding                             $10.49
                                                                                                     ===========

                        See Notes to Financial Statements.





Statement of Operations
                                                                                                     For the Six Months Ended
                                                                                                             January 31, 1997
Investment Income       Interest and amortization of premium and discount earned                                     $662,771
(Note 1d):

Expenses:               Investment advisory fees (Note 2)                                     $62,467
                        Account maintenance and distribution fees -- Class B (Note 2)          36,850
                        Professional fees                                                      27,330
                        Accounting services (Note 2)                                           19,843
                        Printing and shareholder reports                                       18,804
                        Amortization of organization expenses (Note 1e)                         5,941
                        Registration fees (Note 1e)                                             5,223
                        Transfer agent fees -- Class B (Note 2)                                 3,521
                        Account maintenance and distribution fees -- Class C (Note 2)           2,385
                        Pricing fees                                                            1,967
                        Account maintenance fees -- Class D (Note 2)                            1,108
                        Custodian fees                                                          1,086
                        Transfer agent fees -- Class A (Note 2)                                   988
                        Trustees' fees and expenses                                               538
                        Transfer agent fees -- Class D (Note 2)                                   440
                        Transfer agent fees -- Class C (Note 2)                                   209
                        Other                                                                     496
                                                                                              -------
                        Total expenses before reimbursement                                   189,196
                        Reimbursement of expenses (Note 2)                                    (68,555)
                                                                                              -------
                        Total expenses after reimbursement                                                            120,641
                                                                                                                     --------
                        Investment income -- net                                                                      542,130
                                                                                                                     --------
Realized &              Realized gain on investments -- net                                                            96,577
Unrealized Gain on      Change in unrealized appreciation on investments -- net                                       180,129
Investments -- Net                                                                                                   --------
(Notes 1b, 1d & 3):     Net Increase in Net Assets Resulting from Operations                                         $818,836
                                                                                                                     ========

                        See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                  For the Six                  For the
                                                                                 Months Ended                Year Ended
Increase (Decrease) in Net Assets:                                              Jan. 31, 1997             July 31, 1996
Operations:             Investment income -- net                                   $542,130                 $1,146,648
                        Realized gain (loss) on investments -- net                   96,577                     (5,034)
                        Change in unrealized appreciation on investments -- net     180,129                    147,724
                                                                                -----------                -----------
                        Net increase in net assets resulting from operations        818,836                  1,289,338
                                                                                -----------                -----------
Dividends &             Investment income -- net:
Distributions to        Class A                                                    (127,460)                  (379,304)
Shareholders            Class B                                                    (340,920)                  (653,404)
(Note 1f):              Class C                                                     (17,976)                   (15,894)
                        Class D                                                     (55,774)                   (98,046)
                        In excess of realized gain on investment -- net
                        Class A                                                          --                    (24,218)
                        Class B                                                          --                    (43,528)
                        Class C                                                          --                       (813)
                        Class D                                                          --                     (6,212)
                                                                                -----------                -----------
                        Net decrease in net assets resulting from dividends
                        and distributions to shareholders                          (542,130)                (1,221,419)
                                                                                -----------                -----------
Beneficial Interest     Net increase (decrease) in net assets derived
Transactions            from beneficial interest transactions
(Note 4):                                                                          (552,924)                   453,019
                                                                                -----------                -----------

Net Assets:             Total increase (decrease) in net assets                    (276,218)                   520,938
                        Beginning of period                                      22,073,294                 21,552,356
                                                                                -----------                -----------
                        End of period                                           $21,797,076                $22,073,294
                                                                                ===========                ===========

                        See Notes to Financial Statements.





Financial Highlights
                                                                                              Class A
                                                                          For the                                   For the
                                                                            Six                                      Period
The following per share data and ratios have been derived                  Months                                     May 6,
from information provided in the financial statements.                     Ended             For the Year           1994+ to
                                                                          Jan. 31,          Ended July 31,           July 31,
Increase (Decrease) in Net Asset Value:                                     1997         1996            1995         1994

Per Share               Net asset value, beginning of period              $10.36       $10.29          $10.24       $10.00
Operating                                                                 ------       ------          ------       ------
Performance:            Investment income -- net                             .27          .56             .60          .13
                        Realized and unrealized gain on
                        investments -- net                                   .13          .10             .06          .24
                                                                          ------       ------          ------       ------
                        Total from investment operations                     .40          .66             .66          .37
                                                                          ------       ------          ------       ------
                        Less dividends and distributions:
                        Investment income -- net                            (.27)        (.56)           (.60)        (.13)
                        In excess of realized gain on investments -- net      --         (.03)           (.01)          --
                                                                          ------       ------          ------       ------
                        Total dividends and distributions                   (.27)        (.59)           (.61)        (.13)
                                                                          ------       ------          ------       ------
                        Net asset value, end of period                    $10.49       $10.36          $10.29       $10.24
                                                                          ======       ======          ======       ======

Total Investment        Based on net asset value per share                  3.93%++      6.53%           6.65%        3.76%++
Return:**                                                                 ======       ======          ======       ======

Ratios to               Expenses, net of reimbursement                       .70%*        .49%            .07%        0.00%*
Average                                                                   ======       ======          ======       ======
Net Assets:             Expenses                                            1.31%*       1.42%           1.65%        2.47%*
                                                                          ======       ======          ======       ======
                        Investment income -- net                            5.13%*       5.33%           5.92%        5.49%*
                                                                          ======       ======          ======       ======

Supplemental            Net assets, end of period (in thousands)          $4,527       $5,287          $7,715       $8,166
Data:                                                                     ======       ======          ======       ======
                        Portfolio turnover                                 13.97%       63.02%          28.16%       16.06%
                                                                          ======       ======          ======       ======
                        *  Annualized.
                        ** Total investment returns exclude the effect of sales loads.
                        +  Commencement of Operations.
                        ++ Aggregate total investment return.

                        See Notes to Financial Statements.







Financial Highlights (continued)

                                                                                              Class B
                                                                          For the                                   For the
                                                                            Six                                      Period
The following per share data and ratios have been derived                  Months                                     May 6,
from information provided in the financial statements.                     Ended             For the Year           1994+ to
                                                                          Jan. 31,          Ended July 31,           July 31,
Increase (Decrease) in Net Asset Value:                                     1997         1996            1995         1994

Per Share               Net asset value, beginning of period             $10.36        $10.29          $10.24       $10.00
Operating                                                               -------       -------         -------      -------
Performance:            Investment income -- net                            .25           .50             .54          .12
                        Realized and unrealized gain on
                        investments -- net                                  .13           .10             .06          .24
                                                                        -------       -------         -------      -------
                        Total from investment operations                    .38           .60             .60          .36
                                                                        -------       -------         -------      -------
                        Less dividends and distributions:
                        Investment income -- net                           (.25)         (.50)           (.54)        (.12)
                        In excess of realized gain
                        on investments -- net                                --          (.03)           (.01)          --
                                                                        -------       -------         -------      -------
                        Total dividends and distributions                  (.25)         (.53)           (.55)        (.12)
                                                                         ------        ------          ------       ------
                        Net asset value, end of period                   $10.49        $10.36          $10.29       $10.24
                                                                        =======       =======         =======      =======

Total Investment        Based on net asset value per share                 3.66%++       5.98%           6.11%        3.64%++
Return:**                                                               =======       =======         =======      =======

Ratios to               Expenses, net of reimbursement                     1.21%*        1.01%            .59%        .50%*
Average                                                                 =======       =======         =======       ======
Net Assets:             Expenses                                           1.81%*        1.92%           2.16%        2.97%*
                                                                        =======       =======         =======       ======
                        Investment income -- net                           4.63%*        4.81%          5.40%         4.98%*
                                                                        =======       =======         =======       ======

Supplemental            Net assets, end of period (in thousands)        $14,155       $13,964         $12,104       $8,505
Data:                                                                   =======       =======         =======       ======
                        Portfolio turnover                                13.97%        63.02%          28.16%       16.06%
                                                                        =======       =======         =======      =======

                        *  Annualized.
                        ** Total investment returns exclude the effect of sales loads.
                        +  Commencement of Operations.
                        ++ Aggregate total investment return.

                        See Notes to Financial Statements.





Financial Highlights (continued)
                                                                                                 Class C
                                                                               For the                            For the
                                                                                 Six             For the           Period
The following per share data and ratios have been derived                       Months             Year            Oct. 21,
from information provided in the financial statements.                          Ended             Ended           1994+ to
                                                                               Jan. 31,          July 31,          July 31,
Increase (Decrease) in Net Asset Value:                                          1997              1996             1995

Per Share              Net asset value, beginning of period                     $10.36            $10.30            $9.89
Operating                                                                       ------            ------           ------
Performance:           Investment income -- net                                    .24               .49              .40
                       Realized and unrealized gain on investments -- net          .13               .09              .42
                                                                                ------            ------           ------
                       Total from investment operations                            .37               .58              .82
                                                                                ------            ------           ------
                       Less dividends and distributions:
                       Investment income -- net                                   (.24)             (.49)            (.40)
                       In excess of realized gain on investments -- net             --              (.03)            (.01)
                                                                                ------            ------           ------
                       Total dividends and distributions                          (.24)             (.52)            (.41)
                                                                                ------            ------           ------
                       Net asset value, end of period                           $10.49            $10.36           $10.30
                                                                                ======            ======           ======

Total Investment       Based on net asset value per share                         3.61%++           5.76%            8.44%++
Return:**                                                                       ======            ======           ======

Ratios to              Expenses, net of reimbursement                             1.32%*            1.15%             .80%*
Average                                                                         ======            ======           ======
Net Assets:            Expenses                                                   1.92%*            2.03%            2.27%*
                                                                                ======            ======           ======
                       Investment income -- net                                   4.52%*            4.67%            5.20%*
                                                                                ======            ======           ======

Supplemental           Net assets, end of period (in thousands)                   $879              $712             $164
Data:                                                                           ======            ======           ======
                       Portfolio turnover                                        13.97%            63.02%           28.16%
                                                                                ======            ======           ======
                       *  Annualized.
                       ** Total investment returns exclude the effect of sales loads.
                       +  Commencement of Operations.
                       ++ Aggregate total investment return.

                       See Notes to Financial Statements.





Financial Highlights (concluded)
                                                                                                 Class D
                                                                               For the                            For the
                                                                                 Six             For the           Period
The following per share data and ratios have been derived                       Months             Year            Oct. 21,
from information provided in the financial statements.                          Ended             Ended           1994+ to
                                                                               Jan. 31,          July 31,          July 31,
Increase (Decrease) in Net Asset Value:                                          1997              1996             1995

Per Share              Net asset value, beginning of period                     $10.36            $10.29            $9.89
Operating                                                                       ------            ------           ------
Performance:           Investment income -- net                                    .27               .55              .46
                       Realized and unrealized gain on investments -- net          .13               .10              .41
                                                                                ------            ------           ------
                       Total from investment operations                            .40               .65              .87
                                                                                ------            ------           ------
                       Less dividends and distributions:
                       Investment income -- net                                   (.27)             (.55)            (.46)
                       In excess of realized gain on investments -- net             --              (.03)            (.01)
                                                                                ------            ------           ------
                       Total dividends and distributions                          (.27)             (.58)            (.47)
                                                                                ------            ------           ------
                       Net asset value, end of period                           $10.49            $10.36           $10.29
                                                                                ======            ======           ======

Total Investment       Based on net asset value per share                         3.88%++           6.42%            8.91%++
Return:**                                                                       ======            ======           ======

Ratios to Average      Expenses, net of reimbursement                              .80%*             .61%             .23%*
Net Assets:                                                                     ======            ======           ======
                       Expenses                                                   1.40%*            1.51%            1.74%*
                                                                                ======            ======           ======
                       Investment income -- net                                   5.03%*            5.21%            5.80%*
                                                                                ======            ======           ======

Supplemental           Net assets, end of period (in thousands)                 $2,236            $2,110           $1,569
Data:                                                                           ======            ======           ======
                       Portfolio turnover                                        13.97%            63.02%           28.16%
                                                                                ======            ======           ======

                       *  Annualized.
                       ** Total investment returns exlude the effect of sales loads.
                       +  Commencement of Operations.
                       ++ Aggregate total investment return.

                       See Notes to Financial Statements.




Merrill Lynch New Mexico Municipal Bond Fund          January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Mexico Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 1997, FAM earned fees of $62,467, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $6,088.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                       Account       Distribution
                   Maintenance Fee        Fee

Class B                0.25%            0.25%
Class C                0.25%            0.35%
Class D                0.10%              --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                    MLFD          MLPF&S

Class A             $145          $1,720
Class D             $123          $1,518

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $38,676 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $3,671,278 and $2,973,961, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:

                             Realized     Unrealized
                                Gains          Gains

Long-term investments         $96,577       $930,659
                              -------       --------
Total                         $96,577       $930,659
                              -------       --------

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $930,659, of which $933,868 related to appreciated securities and $3,209 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $20,566,250.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(552,924) and $453,019 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                       Dollar
Ended January 31, 1997                   Shares         Amount

Shares sold                              48,008       $503,902
Shares issued to shareholders
in reinvestment of dividends              2,954         30,870
                                       --------    -----------
Total issued                             50,962        534,772
Shares redeemed                        (129,853)    (1,361,833)
                                       --------    -----------
Net decrease                            (78,891)     $(827,061)
                                       ========    ===========

Class A Shares for the Year                             Dollar
Ended July 31, 1996                      Shares         Amount

Shares sold                              35,804       $375,197
Shares issued to shareholders
in reinvestment of dividends
and distributions                         6,444         67,522
                                       --------     ----------
Total issued                             42,248        442,719
Shares redeemed                        (281,275)    (2,905,316)
                                       --------    -----------
Net decrease                           (239,027)   $(2,462,597)
                                       ========    ===========

Class B Shares for the
Six Months Ended                                        Dollar
January 31, 1997                         Shares         Amount

Shares sold                             213,342     $2,240,325
Shares issued to shareholders
in reinvestment of dividends             14,235        148,862
                                       --------    -----------
Total issued                            227,577      2,389,187
Automatic conversion
of shares                                  (258)        (2,704)
Shares redeemed                        (226,025)    (2,368,362)
                                       --------    -----------
Net increase                              1,294        $18,121
                                       ========    ===========

Class B Shares for the Year
Ended July 31, 1996                                     Dollar
                                         Shares         Amount

Shares sold                             379,728     $3,988,696
Shares issued to shareholders
in reinvestment of dividends
and distributions                        20,659        216,452
                                       --------    -----------
Total issued                            400,387      4,205,148
Shares redeemed                        (227,902)    (2,381,102)
                                       --------    -----------
Net increase                            172,485     $1,824,046
                                       ========    ===========


Class C Shares for the
Six Months Ended                                        Dollar
January 31, 1997                         Shares         Amount

Shares sold                              15,421       $161,203
Shares issued to shareholders
in reinvestment of dividends              1,393         14,572
                                       --------    -----------
Total issued                             16,814        175,775
Shares redeemed                          (1,734)       (18,150)
                                       --------    -----------
Net increase                             15,080       $157,625
                                       ========    ===========

Class C Shares for the Year                             Dollar
Ended July 31, 1996                      Shares         Amount

Shares sold                              63,403       $667,096
Shares issued to shareholders
in reinvestment of dividends
and distributions                         1,180         12,350
                                       --------    -----------
Total issued                             64,583        679,446
Shares redeemed                         (11,803)      (126,868)
                                       --------    -----------
Net increase                             52,780       $552,578
                                       ========    ===========

Class D Shares for the
Six Months Ended                                        Dollar
January 31, 1997                         Shares         Amount

Shares sold                               8,109        $84,693
Automatic conversion of shares              258          2,704
Shares issued to shareholders
in reinvestment of dividends              2,877         30,073
                                       --------    -----------
Total issued                             11,244        117,470
Shares redeemed                          (1,820)       (19,079)
                                       --------    -----------
Net increase                              9,424        $98,391
                                       ========    ===========

Class D Shares for the Year                             Dollar
Ended July 31, 1996                      Shares         Amount

Shares sold                              53,269       $558,846
Shares issued to shareholders
in reinvestment of dividends
and distributions                         5,883         61,650
                                       --------    -----------
Total issued                             59,152        620,496
Shares redeemed                          (7,864)       (81,504)
                                       --------    -----------
Net increase                             51,288       $538,992
                                       ========    ===========



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andra F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863